UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 11, 2007

II-VI Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	0-16195	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Saxonburg Boulevard Saxonburg, Pennsylvania	16056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (724) 352-4455

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On August 11, 2007, the Compensation Committee of the Board of Directors of II-VI Incorporated (the “Company”) granted certain named executive officers Performance Share Awards under the Company’s 2005 Omnibus Incentive Plan (the “Plan”). The awards establish specific performance goals for the twenty-four-month period ended June 30, 2009 (the “Performance Period”). The awards provide for the issuance of shares of Company common stock (the “Performance Shares”) in the event that the Company achieves established goals relating to consolidated revenue (“Revenue Awards”) or consolidated net cash provided by operating activities (“Cash Flow Awards”) during the Performance Period.

The Performance Shares granted under Revenue Awards and under Cash Flow Awards (collectively the “Awards”) are earned as follows: achieving 79.99% or less of the performance goal earns 0% of the target award; achieving from 80.0% up to 99.99% of the performance goal earns from 50.0% up to 99.99% of the target award; achieving 100.0% of the performance goal earns 100.0% of the target award; achieving from 100.01% up to 119.99% of the performance goal earns from 100.01% up to 149.99% of the target award and achieving 120.0% or greater of the performance goal earns 150.0% of the target award. Performance Shares earned under the Awards are to be issued as soon as administratively practicable after the completion of the Performance Period and upon the determination by the Compensation Committee that one or more of the performance goals have been achieved and at the level of such achievement. Payouts will be determined based upon the greater of (i) the actual results for the full twenty-four-month period or (ii) the sum of the deemed payouts for each of the four consecutive six-month periods comprising the Performance Period, based on predetermined six-month performance goals. Payout of Revenue Awards is not contingent upon payout of Cash Flow Awards and vice versa. The Performance Share target Awards for the named executive officers are as follows:

	Revenue Award	Cash Flow Award
Francis J. Kramer	6,750 shares	6,750 shares
Carl J. Johnson	3,500 shares	3,500 shares
Craig A. Creaturo	1,215 shares	1,215 shares
Vincent D. Mattera, Jr.	1,215 shares	1,215 shares
James Martinelli	1,215 shares	1,215 shares
Herman E. Reedy	535 shares	535 shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

II-VI INCORPORATED
(Registrant)

Date: August 14, 2007	By:	/s/ Francis J. Kramer
Francis J. Kramer
President and Chief Executive Officer

Date: August 14, 2007	By:	/s/ Craig A. Creaturo
Craig A. Creaturo
Chief Financial Officer and Treasurer